SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 30, 2001

AMB PROPERTY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-14245	94-3285362

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Pier 1, Bay 1, San Francisco, California 94111

(Address of principal executive offices) (Zip Code)

415-394-9000

(Registrants’ telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

ITEM 5 OTHER EVENTS.
ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
Exhibit 1.1
Exhibit 4.1

ITEM 5 OTHER EVENTS.

     On August 30, 2001, pursuant to a Terms Agreement dated as of August 30, 2001 and attached as Exhibit 1.1 to this report, we priced $25 million aggregate principal amount of our senior unsecured notes under the medium-term note program that we commenced on August 15, 2000. The note, attached as Exhibit 4.1 to this report, which matures on September 6, 2011 and bears interest at a rate of 6.75% per annum, was sold to Lehman Brothers Inc., as principal, with a settlement date of September 6, 2001. AMB Property Corporation, our general partner, has guaranteed the $25 million aggregate principal amount of senior unsecured notes.

     After deducting Lehman Brothers Inc.’s .625% commission on the trade, we received net proceeds of $24,843,750. We intend to use these net proceeds for general corporate purposes, which may include the partial repayment of indebtedness and the acquisition or development of additional properties.

Forward Looking Statements

     Some of the information included in this report contains forward-looking statements, such as statements pertaining to the use of proceeds from the sale of the notes. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. The forward-looking statements include statements regarding the intended use of the proceeds from the issuance of the notes. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits:

Exhibit
Number	Description

1.1	Terms Agreement dated as of August 30, 2001 by and among Lehman Brothers Inc., AMB Property, L.P. and AMB Property Corporation.

4.1	$25,000,000 6.75% Fixed Rate Note No. 10 dated September 6, 2001, attaching the Parent Guarantee dated September 6, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property, L.P. (Registrant)

By:	AMB Property Corporation, its General Partner

Date: September 18, 2001	By:	/s/ Tamra Browne
Tamra Browne Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Terms Agreement dated as of August 30, 2001 by and among Lehman Brothers Inc., AMB Property, L.P. and AMB Property Corporation.

4.1	$25,000,000 6.75% Fixed Rate Note No. 10 dated September 6, 2001, attaching the Parent Guarantee dated September 6, 2001.

4